UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 9, 2021

Date of Report (Date of earliest event reported)

FINGERMOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55477	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the filings with the Securities and Exchange Commission of the registrant. Any forward-looking statements speak only as of November 5, 2021 and, except to the extent required by applicable securities laws, the registrant expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the registrant does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

In connection with a listing application filed by FingerMotion, Inc. (the “Company”) to list its common stock on the Nasdaq Stock Market, the Company is disclosing under this Item 8.01 of this Current Report on Form 8-K a capitalization table which summarizes the Company’s capitalization on an unaudited actual basis as of August 31, 2021, and on an unaudited pro forma as adjusted basis as of November 5, 2021.

This information includes certain unaudited pro forma financial information of the Company for the eight months and 5 days period ended November 5, 2021 for informational purposes for interested investors.

The following table summarizes the Company’s cash and cash equivalents, certain other items from its historical consolidated balance sheet, and capitalization:

•	on an actual basis as of August 31, 2021; and

•	on a pro forma as adjusted basis as of November 5, 2021, to give effect to the issuance of 281,000 shares of common stock as follows:

o	On October 28, 2021, the Company issued 5,000 shares of our common stock at price of $2.00 per share to one individual pursuant to a consulting agreement.

o	On November 5, 2021, the Company issued an aggregate of 236,000 shares of common stock at a price of $5.00 per share to two individuals due to the closing of its private placement at $5.00 per share for gross proceeds of $1,180,000.

o	On November 5, 2021, the Company issued an aggregate of 40,000 shares of common stock at a price of $5.00 per share to three individuals pursuant to the conversion of outstanding indebtedness in the aggregate of $200,000 owing to such individuals.

The following table summarizes the Company’s Shareholders’ Equity as of November 5, 2021:

	Actual (Unaudited)	Proforma (Unaudited)
FingerMotion, Inc.	August 31,	November 5,
Proforma and Unaudited Shareholders’ Equity	2021	2021

Cash and Cash Equivalent	878,085	2,542,855

SHAREHOLDERS’ EQUITY

Preferred stock, par value $.0001 per share; Authorized 1,000,000 shares; issued and outstanding -0- shares.	—	—

Common Stock, par value $.0001 per share; Authorized 200,000,000 shares; issued and outstanding 42,201,260 shares (actual) and 42,482,260 shares (pro-forma as adjusted) as at August 31, 2021 and November 5,2021 respectively.	4,220	4,248

Additional paid-in capital	19,675,983	21,055,955

Accumulated deficit	(14,576,382)	(15,150,344)

Accumulated other comprehensive income	113,552	173,462

Stockholders’ equity before non-controlling interests	5,217,373	6,083,321

Non-controlling interests	11,614	11,244

TOTAL SHAREHOLDERS’ EQUITY	5,228,987	6,094,565

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: December 9, 2021	By:	/s/ Martin J. Shen
Martin J. Shen CEO